COVID-19 Risks and Uncertainties	3 Months Ended
Dec. 31, 2021
Unusual or Infrequent Items, or Both [Abstract]
COVID-19 Risks and Uncertainties	COVID-19 Risks and Uncertainties
COVID-19, which was declared a global health pandemic by the World Health Organization in March 2020, has driven the implementation and continuation of significant government-imposed measures to prevent or reduce its spread, including travel restrictions, “shelter in place” orders, and business closures. We experienced a substantial decline in the demand for some of our passenger services due to travel restrictions that significantly reduced the number of commercial airline passengers and office closures that required many people to work from home, lowering commuter demand.
As a result of this decline, we paused our New York airport service from March 2020 through June 2021. Additionally, we significantly reduced the number of Northeast commuter flights we offered in the typically high-demand summer season during 2020. However, we began to see a recovery in the Northeast commuter demand in Summer 2021. Despite the reduction in volume, our cost of revenue on a per flight basis for both 2020 and 2021 remained generally consistent compared to 2019 for our by-the-seat routes. Despite the decline in our Short Distance business, we have seen increased demand for our MediMobility Organ Transport and Jet services during the pandemic. We implemented new measures to focus on the personal safety of our air and ground passengers during the pandemic, which did not materially increase our costs.
On April 8, 2020, we received a loan in the principal amount of approximately $1,200 through the Paycheck Protection Program under the CARES Act, which we used to help sustain our employee payroll costs and rent. On May 7, 2021, we repaid the PPP Loan in full.
While the ultimate impact of the current COVID-19 pandemic is highly uncertain and subject to change, we were able to resume our New York by-the-seat airport flights on June 1, 2021, beginning with service between Manhattan and JFK Airport and later adding Newark Airport. Additionally, we have seen recovering demand on our other short distance routes. However, adverse developments related to the pandemic, such as the emergence of new viral strains that are not responsive to the vaccine, a reduction in business travel in favor of virtual meetings, or a continued lack of demand for air travel from the public, could slow the recovery of our short distance products and postpone our ability to resume paused services or launch planned route expansions.